UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2019

Herbalife Nutrition Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands	KY1-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2019, Herbalife Nutrition Ltd., a Cayman Islands exempted limited liability company (“Herbalife Nutrition”), HLF Financing SaRL, LLC, an indirect wholly-owned subsidiary of Herbalife Nutrition (“HLF Financing”), Herbalife International, Inc., an indirect wholly-owned subsidiary of Herbalife Nutrition (“HII”), and Herbalife International Luxembourg S.à R.L., an indirect wholly-owned subsidiary of Herbalife Nutrition (“HIL” and, collectively with Herbalife Nutrition, HLF Financing and HII, the “Borrowers”), certain subsidiaries of the Borrowers party thereto as guarantors, the lenders party thereto, and Jefferies Finance LLC, as administrative agent for the Lenders under the term loan B facility and as collateral agent (“Jefferies”), entered into an amendment (the “Amendment”) to the Credit Agreement dated as of August 16, 2018 among the Borrowers, the lenders party thereto, Jefferies, and Coöperatieve Rabobank U.A., New York Branch, as administrative agent for the Lenders under the term loan A facility and the revolving credit facility (the “Credit Agreement”). Pursuant to the Amendment, among other things, the interest rate for borrowings under the term loan B facility under the Credit Agreement will be reduced to either the eurocurrency rate plus a margin of 2.75%, or the base rate plus a margin of 1.75%.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the Amendment a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1

First Amendment to Credit Agreement, dated as of December 12, 2019, by and among HLF Financing SaRL, LLC., Herbalife Nutrition Ltd., Herbalife International Luxembourg S.à R.L., Herbalife International, Inc., the several banks and other financial institutions or entities from time to time party thereto as lenders and Jefferies Finance LLC, as administrative agent for the Term B Lenders and collateral agent.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on December 12, 2019 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

December 12, 2019	By:	/s/ Bosco Chiu
	Name:	Bosco Chiu
	Title:	Executive Vice President, Chief Financial Officer